SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 14, 2008

BOOMJ, INC.

(Name of Small Business Issuer in its charter)

Nevada	000-52490	98-0512515
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

9029 South Pecos, Suite 2800
Henderson, Nevada 89074

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  702-463-7000

Reel Estate Services Inc.

(Former name if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws, Change in Fiscal Year

On January 14, 2008 the Company changed its name to BoomJ, Inc. The Company’s previous name was Reel Estate Services Inc. The name change was approved by the Company’s directors in accordance with Section 92.A.180 of the Nevada revised statutes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2008	BOOMJ, INC.

	By:	/s/ Robert J. McNulty
Robert J. McNulty, Chief Executive Officer